UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2025
The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29222 Rancho Viejo Road, Suite 127,
San Juan Capistrano,	CA	92675

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (949) 487-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENSG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of The Ensign Group, Inc. (the “Company”) was held on May 15, 2025. The number of issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting was 57,626,065. These shares were issued and outstanding as of March 20, 2025, which was the record date for the Annual Meeting. There were present at the Annual Meeting, either in person or by proxy, 53,021,533 shares of the Company’s common stock. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.The four nominees named below were elected to serve as Class II or Class III directors of the board of directors, as set forth below, to serve until the 2027 and 2028 Annual Meeting, until a successor is elected and qualified, and the voting results were as follows:

	Votes	Votes		Broker
Nominee	For	Against	Abstentions	Non-Votes

Class II director elected for a two-year term
Mr. Mark V. Parkinson	49,110,416	1,037,569	29,494	2,844,054
Class III director elected for a three-year term
Dr. Ann S. Blouin	47,727,307	2,371,159	79,013	2,844,054
Dr. John O. Agwunobi	49,240,959	902,310	34,210	2,844,054
Mr. Barry R. Port	49,332,141	800,871	44,467	2,844,054

2. The selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,829,096	1,165,541	26,896	—

3. The compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved on an advisory basis, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,594,403	2,545,099	37,977	2,844,054

4. The amendment to the Ensign Group, Inc. 2022 Omnibus Incentive Plan was approved, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,871,232	2,268,901	37,346	2,844,054

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.

Dated: May 20, 2025	/s/ Chad A. Keetch
Chad A. Keetch
Chief Investment Officer